UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

HENNESSY CAPITAL INVESTMENT CORP. VI
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 27, 2024

Hennessy Capital Investment Corp. VI

(Exact name of Registrant as specified in its charter)

Delaware	001-40846	86-1626937
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 US HWY 50, Suite 309 Zephyr Cove, NV	89448
(Address of principal executive offices)	(Zip Code)

(307) 734-4849

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Class A common stock, par value $0.0001 per share	HCVI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	HCVIW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	HCVIU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Announcement Rescheduling the Meeting

On September 27, 2024, Hennessy Capital Investment Corp. VI (the “Company”) announced that its special meeting of stockholders (the “Meeting”) would be postponed from 10:00 a.m. Eastern Time on September 30, 2024 to 2:30 p.m. Eastern Time on September 30, 2024. In connection with the postponement of the Meeting, the deadline for holders of the Company’s Class A common stock issued in the Company’s initial public offering (“IPO”) to submit their shares for redemption remains unchanged, and shares must have been submitted for redemption by 5:00 p.m. Eastern Time on September 25, 2024. Stockholders who wish to withdraw their previously submitted redemption request may do so prior to the rescheduled meeting by requesting that the transfer agent return such shares by 2:00 p.m. Eastern Time on September 30, 2024.

Announcement of Estimated Redemption Price

As previously disclosed in the definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 11, 2024 (the “Definitive Proxy Statement”), at the Meeting, the stockholders will be asked, among other matters, to vote on a proposal to extend the date by which the Company must consummate its initial business combination (a “Business Combination”) from September 30, 2024 to March 31, 2025 (the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”), and to allow the Company, without another stockholder vote, to elect, by resolution of the Board, to further extend the Extended Date to consummate a Business Combination up to three times for an additional one month each time, until up to June 30, 2025, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”).

In connection with the Extension Amendment Proposal, stockholders may elect to redeem their public shares (an “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Company’s IPO (the “Trust Account”), including interest, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of September 26, 2024, which was approximately $56.7 million, the preliminary estimated per-share price at which public shares will be redeemed in connection with an Election will be approximately $10.75 at the time of the Meeting. The closing price of the public shares on Nasdaq on September 26, 2024 was $11.26. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such shareholders wish to sell their shares.

Waiver of Access to Dissolution Expenses

On September 27, 2024, the Board of Directors agreed to waive the Company’s right under Section 9.2(d) of the Company’s Amended and Restated Certificate of Incorporation, as amended, to access up to $100,000 of net interest from the Trust Account, subject to and conditioned upon the approval of the Extension Amendment Proposal at the Meeting. Hennessy Capital Partners VI LLC, a Delaware limited liability company, has agreed to pay up to $100,000 of dissolution expenses that might occur in the event a Business Combination does not occur.

Forward Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. These forward-looking statements include, but are not limited to, statements regarding our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future and any other statements that are not statements of current or historical facts. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements may be identified by the use of forward-looking terminology, including the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “plans,” “may,” “might,” “plan,” “possible,” “potential,” “projects,” “predicts,” “will,” “would,” or “should,” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this Current Report, and undue reliance should not be placed on forward-looking statements. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this Current Report, those results or developments may not be indicative of results or developments in subsequent period. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Please refer to those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2024, under “Risk Factors” section in the Company’s Definitive Proxy Statement in connection with the Meeting, as filed with the SEC on September 11, 2024, and in other reports the Company files with the SEC.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company, the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Shareholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Sodali & Co., at 33 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, (203) 658-9400, Email: HCVI@info.sodali.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY CAPITAL INVESTMENT CORP. VI

Date: September 27, 2024	By:	/s/ Nicholas Geeza
		Name:	Nicholas Geeza
		Title:	Chief Financial Officer

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